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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 28, 2000



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                    001-15149                 42-0991521
(State of other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




2140 LAKE PARK BLVD., RICHARDSON, TEXAS                                 75080
(Address of principal executive offices)                              (Zip code)


        Registrant's telephone number including area code: (972) 497-5000


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5.  OTHER EVENTS.

         On February 28, 2000, Lennox International Inc., a Delaware corporation (the "Corporation"), announced its financial results for the fourth quarter and year ended December 31, 1999. A copy of the Corporation's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
Number            Description
-------           -----------
 99.1             Press Release dated February 28, 2000.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       LENNOX INTERNATIONAL INC.



                                       By:  /s/ Carl E. Edwards, Jr.
                                          --------------------------------------
                                            Name: Carl E. Edwards, Jr.
                                                 -------------------------------
                                            Title: Executive Vice President,
                                                  ------------------------------
                                                   General Counsel and Secretary
                                                  ------------------------------

Date: February 28, 2000




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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
 99.1             Press Release dated February 28, 2000.